Net loss per preferred and common unit	6 Months Ended
Jun. 30, 2022
Net Loss Per Preferred And Common Unit
Net loss per preferred and common unit

Note 11—Net loss per preferred and common unit

Basic net loss per share is computed by dividing net loss by the weighted average number of units outstanding for the period. Diluted net loss per unit is computed by giving effect to all potential dilutive common unit equivalents for the period. Basic and diluted net loss per share were the same for each period presented as the inclusion of all potential units outstanding would have been anti-dilutive.

The following table sets forth the calculation of basic and diluted net loss per preferred and common unit during the periods presented:

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net loss attributable to unitholders (in thousands)	$(27,794)	$(10,842)	$(52,613)	$(24,703)
Weighted-average units used in computing net loss per unit, basic and diluted	33,509,272	32,772,909	33,509,272	32,600,544
Net loss per preferred unit, basic and diluted	$(0.83)	$(0.33)	$(1.57)	$(0.76)
Net loss per common unit, basic and diluted	$(0.83)	$(0.33)	$(1.57)	$(0.76)

Due to their antidilutive effect, the warrants described in Note 8 and the Rubicon Equity Investment Agreement described in Note 9 have been excluded from the calculation of diluted net loss per common unit.